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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to NetBank, Inc. and will be retained by NetBank, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        This 28th day of March 2003.

/s/ Douglas K. Freeman Chairman and Chief Executive Officer
/s/ Steven F. Herbert Chief Financial Executive

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002